John Hancock U.S. Core Fund recently distributed proxy materials to you regarding a Special Meeting of Shareholders scheduled to be held on October 26, 2011 at 2:00 p.m., Eastern Time, to vote on a proposal to merge your Fund into John Hancock U.S. Equity Fund. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Special Meeting. By voting now, you will help the Fund save the cost of additional mailings and calls to shareholders.
VOTE NOW
To approve the reorganization of John Hancock U.S. Core Fund into John Hancock U.S. Equity Fund.

The Board of Trustees recommends that you vote FOR this proposal
3 Ways to Vote

VOTE BY PHONE	VOTE ONLINE	VOTE BY MAIL

Call 1-800-825-0898 toll-free 24 hours a day. Follow the simple voting instructions that you will hear. (Please have your proxy card handy).	Visit WWW.JHFUNDS.COM/PROXY and enter the control # that appears on your specific proxy card. The site will give you simple instructions.	Return your executed proxy card in the enclosed postage paid envelope immediately so that we will receive it by October 25, 2011 (day prior to the shareholder meeting).
If you did not receive a proxy package, please call 1-800-825-0898 as soon as possible to receive a package or contact your financial advisor. Otherwise, we urge you to vote immediately to avoid further proxy correspondence.
John Hancock thanks you for your time and prompt vote.

65PXLTR 9/11

John Hancock U.S. Core Fund
Solicitation Script
Special Meeting of Shareholders
Date: October 26, 2011
Toll Free # 800-825-0898
Greeting:
Hello, is Mr./Ms. [SHAREHOLDER’S LAST NAME] available please?
[IF SHAREHOLDER IS NOT AVAILABLE]
I am calling regarding a Meeting of Shareholders of John Hancock U.S. Core Fund scheduled for October 26, 2011. May I leave a call-back number so that [he/she] may get more information about the meeting? Or is there a better time to reach [him/her]?
[IF SHAREHOLDER IS AVAILABLE AND IS ON THE LINE]
Hi, Mr./Ms.[SHAREHOLDER’S LAST NAME], my name is [STATE YOUR FIRST AND LAST NAME], and I am calling from D.F. King and Company on behalf of John Hancock U.S. Core Fund on a recorded line regarding your investment in the John Hancock U.S. Core Fund.
Recently you were mailed proxy materials for the upcoming Special Meeting of Shareholders scheduled to be held on October 26, 2011 and to date we have not received your proxy vote. I’m calling to ask if you would be willing to vote your shares by telephone with me now.
[IF THEY DID NOT RECEIVE THE MATERIALS]
I can resend the materials to you. Do you have an email address this can be sent to? (If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Could you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)
Thank you. (For Re-Mail) You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 800-825-0898.
[IF THEY RECEIVED THE MATERIALS]

Your Fund’s Board of Trustees is recommending that you vote in favor of the proposal. Would you like to vote your shares as recommended by the Board?
(I) [IF YES]
Thank you. I’ve recorded your vote as recommended by the Board in favor of the proposal for all of your John Hancock U.S. Core Fund accounts. Is that correct?
(A) [IF YES]
Thank you. Mr./Ms. [STATE LAST NAME OF SHAREHOLDER], I’ve recorded your vote as recommended by the Board in favor of the proposal for all of your John Hancock U.S. Core Fund accounts. We’ll send a written confirmation of this vote to you at your address of record. For the record, would you please state your full name and mailing address?
(B) [IF THE CITY, STATE AND ZIP CODE ARE CORRECT]
Thank you for your time and your vote. Again, my name is                                  , a proxy voting specialist on behalf of John Hancock U.S. Core Fund. Today’s date is                          and the time is                          Eastern Time.
If you wish to make any changes you may contact us by calling 800-825-0898. Thank you very much for your participation and have a good [DAY/AFTERNOON/EVENING].
[END CALL.]
(C) [IF THE CITY STATE AND ZIP CODE ARE INCORRECT]
Mr./Ms. [SHAREHOLDER’S LAST NAME], the city, state and/or zip code that you have just recited do not match our records and, therefore, I can not take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form or vote your shares on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING].
[END CALL.]

(II)	[IF NO OR NOT INTERESTED (use rebuttal) AND IF REBUTTAL IS EFFECTIVE AND THEY RECONSIDER]

Your Fund’s Board of Trustees is recommending that you vote in favor of the proposal. Would you like to vote your shares as recommended by the Board?
(A) [IF YES]
Thank you. Mr./Ms. [STATE LAST NAME OF SHAREHOLDER], I’ve recorded your vote as recommended by the Board in favor of the proposal for all of your John Hancock U.S. Core Fund accounts. Is that correct?
(B) [IF YES]
Thank you. Mr./Ms. [STATE LAST NAME OF SHAREHOLDER], I’ve recorded your vote as recommended by the Board in favor of the proposal for all of your John Hancock U.S. Core Fund accounts. We’ll send a written confirmation of this vote to you at your address of record. For the record, would you please state your full name and mailing address?
     (i) [IF THE CITY, STATE AND ZIP CODE ARE CORRECT]
Thank you for your time and your vote. Again, my name is                                          , a proxy voting specialist from D.F. King and Company on behalf of John Hancock U.S. Core Fund. Today’s date is                                          and the time is                                          Eastern Time.
If you wish to make any changes you may contact us by calling 800-825-0898. Thank you very much for your participation and have a good [DAY/AFTERNOON/EVENING].
[END CALL.]
     (ii) [IF THE CITY STATE AND ZIP CODE ARE INCORRECT]
Mr./Ms. [SHAREHOLDER’S LAST NAME], the city, state and/or zip code that you have just recited do not match our records and, therefore, I can not take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form or vote your shares on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING].
(C) [IF NO]

Thank you. Mr./Ms. [STATE LAST NAME OF SHAREHOLDER], I’ve recorded your vote against the proposal for all of your John Hancock U.S. Core Fund accounts. Is that correct?
(D) [IF YES]
Thank you. Mr./Ms. [STATE LAST NAME OF SHAREHOLDER], I’ve recorded your vote against the proposal for all of your John Hancock U.S. Core Fund accounts. We’ll send a written confirmation of this vote to you at your address of record. For the record, would you please state your full name and mailing address?
     (i) [IF THE CITY, STATE AND ZIP CODE ARE CORRECT]
Thank you for your time and your vote. Again, my name is                                  , a proxy voting specialist from D.F. King and Company calling on behalf of John Hancock U.S. Core Fund. Today’s date is                          and the time is                          Eastern Time.
If you wish to make any changes you may contact us by calling 800-825-0898. Thank you very much for your participation and have a good [DAY/AFTERNOON/EVENING].
[END CALL.]
     (ii) [IF THE CITY STATE AND ZIP CODE ARE INCORRECT]
Mr./Ms. [SHAREHOLDER’S LAST NAME], the city, state and/or zip code that you have just recited do not match our records and, therefore, I can not take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form or vote your shares on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING].
[END CALL.]
(III) [IF WILL NOT VOTE]
I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us at a toll-free number at 1-800-825-0898 at any time between 8:00 AM and 10:00 PM (Eastern Time), weekdays or between 11:00 AM and 5:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you again for your time today, and have a good [DAY/AFTERNOON/EVENING].
[END CALL.]
ANSWERING MACHINE MESSAGE:
Hello, my name is ____________________ and I am a proxy voting specialist from D.F. King & Company calling on behalf of John Hancock U.S. Core Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders scheduled to be held on October 26, 2011.
Your participation is very important. Please sign, date and promptly mail your proxy card or voting instruction form in the postage-paid envelope provided.
Internet voting also is available. Please follow the instructions provided on your proxy card or voting instruction form for Internet Voting.
To vote over the telephone, call toll-free at 800-825-0898 and a proxy voting specialist from D.F. King and Company will assist you with voting your shares. Specialists are available any time between 8:00 AM and 10:00 PM (Eastern Time), weekdays or between 11:00 AM and 5:00 PM on Saturdays. Voting takes just a few moments and benefits all shareholders. Thank you for your prompt attention to this matter.
AUTOMATED ANSWERING MACHINE MESSAGE
Hello, this is D.F. King and Company calling with an important message on behalf of John Hancock U.S. Core Fund. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders scheduled to be held on October 26, 2011.
Your participation is very important. Please sign, date and promptly mail your proxy card or voting instruction form in the postage-paid envelope provided.

Internet voting also is available. Please follow the instructions provided on your proxy card or voting instruction form for Internet voting.
To vote over the telephone, call toll-free at 800-825-0898 and a proxy voting specialist will assist you with voting your shares. Specialists are available any time between 8:00 AM and 10:00 PM (Eastern Time), weekdays or between 11:00 AM and 5:00 PM on Saturdays. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.
INBOUND — CLOSED RECORDING
“Thank you for calling D.F. King and Company on behalf of John Hancock U.S. Core Fund. Our offices are now closed. Please call us back during our normal business hours which are 8:00 AM to 10:00 PM (Eastern Time), weekdays or between 11:00 AM and 5:00 PM on Saturdays. Thank you.”
INBOUND — CALL IN QUEUE MESSAGE
“Thank you for calling D.F. King and Company on behalf of John Hancock U.S. Core Fund. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”
END OF CAMPAIGN MESSAGE
“Thank you for calling D.F. King and Company on behalf of John Hancock U.S. Core Fund. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your John Hancock U.S. Core Fund, please contact your Financial Advisor or call John Hancock U.S. Core Fund at 1-800-225-5291. Thank you for investing with John Hancock U.S. Core Fund.”